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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) August 5, 2003
                                                          --------------



                                 aaiPharma Inc.
                                 --------------
             (Exact Name of Registrant as Specified in its Charter)



           Delaware                     0-21185                  04-2687849
----------------------------    ------------------------     ------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                           2320 Scientific Park Drive
                        Wilmington, North Carolina 28405
              ----------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (910) 254-7000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
              -----------------------------------------------------
              (Former name or address, if changed from last report)



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Item 5.  Other Events.
         ------------

         On August 5, 2003, aaiPharma Inc., a Delaware corporation ("aaiPharma"), CIMA LABS INC., a Delaware corporation ("Cima"), Scarlet Holding Corporation, a Delaware corporation and a direct, wholly owned subsidiary of aaiPharma ("Holding Company"), Scarlet MergerCo, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Holding Company ("S MergerCo"), and Crimson MergerCo, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Holding Company ("C MergerCo"), entered into an Agreement and Plan of Merger dated as of August 5, 2003 (the "Merger Agreement"). Pursuant to the Merger Agreement, Holding Company will acquire all of the capital stock of each of aaiPharma and Cima through the merger of S MergerCo with and into aaiPharma and the merger of C MergerCo with and into Cima, with aaiPharma and Cima surviving as wholly owned subsidiaries of Holding Company (together, the "Transaction"). The completion of the Transaction is subject to several conditions, including the approval of the Transaction by the stockholders of aaiPharma and Cima and the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

         In connection with the Transaction, each outstanding share of aaiPharma common stock will be converted into the right to receive one share of Holding Company common stock and each outstanding share of Cima common stock will be converted into the right to receive 1.3657 shares of Holding Company common stock. Holding Company will assume all options under the respective existing stock option plans of aaiPharma and Cima, and each outstanding option to purchase aaiPharma common stock or Cima common stock will be converted into an option to purchase Holding Company common stock, each as adjusted to account for the appropriate exchange ratio. A copy of the Merger Agreement is attached as
Exhibit 2.1 to this Current Report on Form 8-K.

         Both the merger of S MergerCo with and into aaiPharma and the merger of C MergerCo with and into Cima are intended to qualify as tax-free reorganizations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Transaction, taken as a whole, is intended to qualify as a tax-free exchange under Section 351 of the Code.

         In connection with the Transaction, Cima entered into Stockholder Voting Agreements (the "aaiPharma Voting Agreements") with Frederick D. Sancilio and Philip S. Tabbiner (together, the "aaiPharma Stockholders"), pursuant to which the aaiPharma Stockholders have, among other matters, agreed to vote in favor of the Transaction and the Merger Agreement and have granted to Cima an irrevocable proxy to vote their shares of aaiPharma common stock in favor of the Transaction. The aaiPharma Stockholders, collectively, beneficially own approximately 23% of the outstanding shares of aaiPharma. Copies of the aaiPharma Voting Agreements are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

         In addition, aaiPharma entered into Stockholder Voting Agreements (the "Cima Voting Agreements" and, together with the aaiPharma Voting Agreements, the "Voting Agreements") with Steven B. Ratoff and John B. Siebert (together, the "Cima Stockholders"), pursuant to which the Cima Stockholders have, among other matters, agreed to vote in favor of the Transaction and the Merger Agreement and have granted to aaiPharma an irrevocable proxy to

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vote their shares of Cima common stock in favor of the Transaction. The Cima
Stockholders, collectively, beneficially own approximately 3% of the outstanding shares of Cima common stock. Copies of the Cima Voting Agreements are attached as Exhibits 99.3 and 99.4, respectively, to this Current Report on Form 8-K.

         In connection with the Merger Agreement, Cima entered into an amendment (the "Rights Agreement Amendment") to its Amended and Restated Rights Agreement dated as of June 26, 2001 (the "Rights Agreement"). A copy of the amendment is attached as Exhibit 4.1 to the Current Report on Form 8-K of Cima filed on August 5, 2003. A copy of the Rights Agreement is filed as Exhibit 1 to Cima's Amendment No. 1 to Registration Statement on Form 8-A/A filed with the U.S. Securities and Exchange Commission on July 18, 2001. The Rights Agreement Amendment clarifies that, prior to the effectiveness of the Merger Agreement and the Cima Voting Agreements, aaiPharma, Holding Company, C MergerCo and their affiliates will not be deemed to beneficially own shares of Cima common stock issuable in connection with the mergers (under the Rights Agreement generally, the rights will become exercisable if a person acquires more than a certain percentage of beneficial ownership of Cima's then outstanding common stock).

         The foregoing description of the Transaction, the Merger Agreement, the Voting Agreements, the Rights Agreement and the Rights Agreement Amendment is qualified in its entirety by reference to the Exhibits attached hereto and incorporated herein by reference into this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      The following exhibits are filed as part of this report:

                  2.1  -  Agreement and Plan of Merger dated August 5, 2003.

                  99.1 - Stockholder Voting Agreement dated as of August 5, 2003, by and among CIMA LABS INC. and Frederick D. Sancilio.

                  99.2 - Stockholder Voting Agreement dated as of August 5, 2003, by and among CIMA LABS INC. and Philip S. Tabbiner.

                  99.3 - Stockholder Voting Agreement dated as of August 5, 2003, by and among aaiPharma Inc. and John M. Siebert.

                  99.4 - Stockholder Voting Agreement dated as of August 5, 2003, by and among aaiPharma Inc. and Steven B. Ratoff.

                  99.5 - Joint Press Release of aaiPharma Inc. and CIMA LABS INC. dated August 5, 2003.

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Item 9.  Regulation FD Disclosure.
         ------------------------

         On August 5, 2003, aaiPharma and Cima issued a joint press release announcing the Transaction, which release is filed as Exhibit 99.5 to this Current Report on Form 8-K.

         This information contained in that press release contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations and beliefs of the management of aaiPharma and Cima and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in the press release include statements about future financial and operating results and the proposed merger of aaiPharma and Cima. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein.

         Risks and uncertainties pertaining to the following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: the ability of aaiPharma and Cima to obtain the stockholder and regulatory approvals required for the merger; the new company's ability to successfully integrate the businesses of the two companies; unexpected costs involved in the merger or in the new company's ability to achieve cost-cutting synergies; the impact of uncertainty surrounding the merger on the businesses of the two companies; the impact of competition, new data, supply issues or marketplace trends on the market for the companies' products; deterioration in the business of aaiPharma or Cima prior to closing of the merger; technical, regulatory or manufacturing issues, new data or intellectual property disputes that may affect the companies' programs; the ability of the new company to develop and market products in a timely manner; and difficulties in gaining approval of new products. Additional economic, business, competitive and/or regulatory factors affecting aaiPharma's and Cima's businesses generally that may cause actual results to differ materially are discussed in their respective filings with the SEC, including their Annual Reports on Form 10-K for the fiscal year ended December 31, 2002, especially in the Management's Discussion and Analysis section, their most recent Quarterly Reports on Form 10-Q and their Current Reports on Form 8-K. aaiPharma and Cima do not undertake any obligation to (and expressly disclaim any such obligation to) update or alter their forward-looking statements, whether as a result of new information, future events or otherwise.

         Note: Exhibit 99.5 to this Current Report on Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 5, 2003

                                      aaiPharma Inc.

                                      By: /s/ William L. Ginna, Jr.
                                          --------------------------------------
                                          William L. Ginna, Jr.
                                          Executive Vice President and
                                          Chief Financial Officer